                                                                    EXHIBIT 10.2

                              FIRST AMENDMENT TO
                          PURCHASE AND SALE AGREEMENT

     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is
                                                                ---------
made as of  October __, 1999 (the "Effective Date"), among ASCENT ENTERTAINMENT
                                   --------------
GROUP, INC., a Delaware corporation ("AEG"), ASCENT SPORTS HOLDINGS, INC., a
                                      ---
Delaware corporation ("HC" and, together with AEG, "Seller"), LIBERTY DENVER
                       --                           ------
ARENA LLC, a Delaware limited liability company ("LDA"), STURM SPORTS, LLC, a
                                                  ---
Delaware limited liability company ("Sturm Sports"), STURM AVALANCHE, LLC, a
                                     ------------
Delaware limited liability company ("Sturm Avalanche"), STURM NUGGETS, LLC, a
                                     ---------------
Delaware limited liability company ("Sturm Nuggets"),  STURM ARENA, LLC, a
                                     -------------
Delaware limited liability company ("Sturm Arena", and, together with Sturm
                                     -----------
Sports, Sturm Avalanche and Sturm Nuggets, the "Original Purchasers") and
                                                -------------------
COLORADO SPORTS AND ENTERTAINMENT, INC., a Delaware corporation ("COLORADO
                                                                  --------
SPORTS" and, together with the Original Purchasers except for Sturm Sports, the
------
"Purchasers").  The Seller, LDA, the Original Purchasers and Colorado Sports are
 ----------
referred to herein individually as a "Party" and collectively as the "Parties".
                                      -----                           -------
All capitalized terms used herein but not otherwise defined herein shall have the meanings given them in the Agreement (as herein defined).

                                 RECITALS

     A. The Seller, LDA and the Original Purchasers are parties to that certain Purchase and Sale Agreement dated as of July 27, 1999 (the "Agreement").
                                                            ---------

     B. The Parties wish to amend the Agreement in accordance with Section 11.2(a) thereof.

                                 AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals, and the representations, warranties, covenants and agreements hereafter set forth, the Parties agree as follows:

     1.  Assignment by Sturm Sports to Colorado Sports.
         ---------------------------------------------

         (a) Pursuant to Section 11.3 of the Agreement, Sturm Sports hereby assigns to Colorado Sports, and Colorado Sports hereby accepts from Sturm Sports, all of Sturm Sports' rights, interests and obligations under the Agreement and the other Parties hereto hereby approve of such assignment.

         (b) All references in the Agreement to "Sturm Sports" are hereby deleted and replaced with "Colorado Sports" and all references in the Agreement to "Sturm Sports, LLC, a Delaware limited liability company" are hereby deleted and replaced with "Colorado Sports and Entertainment, Inc., a Delaware corporation,", in each case, unless amended otherwise herein.

          (c) All references to "Purchasers" in the Agreement shall be deemed to be references to the Purchasers as herein defined.

     2.   Amendments to the Recitals.
          --------------------------

          (a) The first sentence in Recital E of the Agreement is hereby amended by deleting and replacing "Sturm Arena" with "Colorado Sports."

          (b) Recital G of the Agreement is hereby deleted and replaced in its entirety with the following Recital:

          "G. Prior to the Closing, LLC-I will transfer to HC (i) a .8% limited partnership interest in Nuggets LP (the "LLC-I Nuggets LP Limited
                                                   ------------------------
          Partnership Interest"; and (ii) a 50% membership interest in Avalanche
          --------------------
          LLC (the "LLC-I Avalanche Membership Interest"). LLC-I will own, as of
                   ------------------------------------
          the Closing Date, a 1.0% general partnership interest in Nuggets LP (the "LLC-I Nuggets LP General Partnership Interest")."
                ---------------------------------------------

          (c) Recital K of the Agreement is hereby deleted and replaced in its entirety with the following Recital:

          "K. AEG desires to sell, on the terms and conditions set forth in this Agreement, (i) to Sturm Nuggets, and Sturm Nuggets desires to purchase from AEG, the portion of the AEG Nuggets LP Partnership Interest that AEG does not transfer to HC prior to the Closing and
          (ii) to Colorado Sports, and Colorado Sports desires to purchase from AEG, the portion of the AEG Avalanche Membership Interest that AEG does not transfer to HC prior to the Closing."

          (d) Recital L of the Agreement is hereby amended by deleting and replacing all references to "Sturm Avalanche" with "Colorado Sports".

          (e) Recital M of the Agreement is hereby amended by adding the following clause at the end of such Recital:

          " and the LLC-I Nuggets LP Limited Partnership Interest that LLC-I transfers to HC prior to the Closing."

          (f) Recital N of the Agreement is hereby amended by adding the following clause at the end of such Recital:

          " and the LLC-I Avalanche Membership Interest that LLC-I transfers to HC prior to the Closing."
     3.   Amendments to Article I.
          ------------------------

          (a) The following defined terms are hereby deleted from Article I of the Agreement:

               "LLC-I Nuggets LP Partnership Interest"
                -------------------------------------

               "Sturm Sports"
                ------------

          (b) The following defined terms and corresponding definitions are hereby added to Article I of the Agreement:

          ""Colorado Sports" has the meaning set forth in the introductory
            ---------------
          paragraph of this Agreement."

          ""LLC-I Nuggets LP General Partnership Interest" has the meaning set
            ---------------------------------------------
          forth in Recital G."

          ""LLC-I Nuggets LP Limited Partnership Interest" has the meaning set
            ---------------------------------------------
          forth in Recital G."

     4.   Amendments to Article II.
          -------------------------

          (a) Section 2.2 of the Agreement is hereby amended by deleting and replacing such Section in its entirety with the following:

          "2.2  HC Ownership Interests.  At Closing, subject to the terms and
                ----------------------
          conditions of this Agreement, HC shall sell, transfer, convey and deliver to (i) Colorado Sports, and Colorado Sports shall purchase from HC, free and clear of all Liens, the LLC-I Membership Interest;
          (ii) Sturm Avalanche, and Sturm Avalanche shall purchase from HC, free and clear of all Liens, the portion of the AEG Avalanche Membership Interests that AEG transfers to HC prior to Closing and the LLC-I Avalanche Membership Interest that LLC-I transfers to HC prior to Closing; and (iii) Sturm Nuggets, and Sturm Nuggets shall purchase from HC, free and clear of all Liens, the portion of the AEG Nuggets LP Partnership Interest that AEG transfers to HC prior to the Closing and the LLC-I Nuggets LP Limited Partnership Interest that LLC-I transfers to HC prior to Closing."

          (b) Section 2.4 of the Agreement is hereby amended by deleting and replacing each of the first two references to "Sturm Arena" with "Colorado Sports."

     5.   Amendments to Article III.  Section 3.2(a)(iv) of the Agreement is
          --------------------------
hereby amended by adding the clause ". . .except for any amendments to the Nuggets LP Amended and Restated Agreement of Limited Partnership contemplated by this Agreement;"

     6.   Amendments to Article IV.
          -------------------------

          (a) Section 4.1 of the Agreement is hereby amended by (i) deleting the word "and" before clause "(e)" and inserting the following after clause "(e)" and prior to the parenthetical: "and (f) the LLC-I Nuggets LP Limited Partnership Interest"; (ii) adding subsection (f) to the list of subsections in the immediately following parenthetical; and (iii) deleting and replacing the reference to "LLC-I Nuggets LP Partnership Interest" with "LLC-I Nuggets LP General Partnership Interest".

          (b) Section 4.2(a) of the Agreement is hereby amended by deleting and replacing "Sturm Arena" with "Colorado Sports".

          (c) Section 4.2(d) of the Agreement is hereby amended by adding the words "and Colorado Sports" after "Sturm Arena".

          (d) Section 4.2(e) of the Agreement is hereby amended by adding the words "and Colorado Sports" after "Sturm Arena".

          (e) Section 4.5(a) of the Agreement is hereby amended by deleting and replacing "Sturm Avalanche" with "Colorado Sports".

          (f) Section 4.5(c) of the Agreement is hereby amended by adding the following clause at the end of said section:

          ". . . and in the LLC-I Nuggets LP Limited Partnership Interest that LLC-I transfers to HC prior to the Closing."

          (g) Section 4.5(d) of the Agreement is hereby amended by adding the following clause at the end of said section:

          ". . . and in the LLC-I Avalanche Membership Interest that LLC-I transfers to HC prior to Closing."

     7.   Amendments to Article V.
          ------------------------

          (a) Section 5.1(b) of the Agreement is hereby amended by adding "Nuggets LP," before the words "LLC-I" in the first and second sentences thereof.

          (b) Section 5.2(f)(i) of the Agreement is hereby amended by deleting and replacing the chart contained therein with the following:

                                  "AEG    1%
                                   HC    99%"

          (c) Section 5.2(f)(ii) of the Agreement is hereby amended by replacing "LLC-I" with "HC" therein.

          (d) Section 5.2(f)(iii) of the Agreement is hereby amended by inserting ", HC" after the words "Ascent Sports".

          (e) Section 5.2(f)(iv) of the Agreement is hereby amended by inserting ", HC" after the words "Ascent Sports".

          (f) Section 5.2(g)(i) of the Agreement is hereby amended by deleting and replacing the chart contained therein with the following:

                                  "AEG    1%
                                   HC    98%
                                   LLC-I  1%"

          (g) Section 5.2(g)(iii) of the Agreement is hereby amended by inserting ", HC" after the words "Ascent Sports".

          (h) Section 5.2(g)(iv) of the Agreement is hereby amended by inserting ", HC" after the words "Ascent Sports".

     8.   Amendments to Article VI.  This first sentence of Section 6.1 of the
          -------------------------
Agreement is hereby deleted and replaced with the following:

          "Colorado Sports is a corporation and each of the other Purchasers is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and will be duly registered in and authorized by the State of Colorado to transact interstate business in the State of Colorado as of the Closing Date."

     9.   Amendments to Article X.
          ------------------------

          (a) Section 10.5(d)(ii) of the Agreement is hereby amended by (i) deleting the word "and" after subsection (D) contained therein; (ii) deleting the period at the end of subsection (E) and replacing it with "; and"; and (iii) inserting the following as a new subsection (F) thereof:

          "(F) With respect to any additional Income Taxes of Seller (in excess of Income Taxes otherwise incurred in connection with the transactions contemplated by this Agreement) that are directly and solely attributable to one or more of the following modifications to the
          Agreement: (1) the substitution of Colorado Sports in this Agreement in place of Sturm Sports, LLC; (2) the acquisition by Colorado Sports of a 1% membership interest in Ascent Arena

          Company from AEG; (3) with regard to Nuggets LP, (a) the conversion of an .8% general partnership interest into a limited partnership interest, (b) the transfer by LLC-I to HC of the LLC-I Nuggets LP Limited Partnership Interest, (c) Colorado Sports' acquisition of the LLC-I Nuggets LP General Partnership Interest through its purchase of the LLC-I Membership Interest from HC, and (d) HC's sale of the LLC-I Nuggets LP Limited Partnership Interest; and (4) with regard to Avalanche LLC, (a) LLC-I's transfer to HC of the LLC-I Avalanche Membership Interest, and (b) HC's sale of the LLC-I Avalanche Membership Interest."

          (b) The indemnification provided by subsection (F) set forth above in this paragraph 9 with respect to the transactions described in (F)(3)(d) and
(F)(4)(b) is limited to the extent of any additional Income Taxes incurred by Seller as a result of the transactions described in (F)(3)(d) and (F)(4)(b), as compared to the Income Taxes that would have been incurred pursuant to the Agreement without giving effect to this Amendment.

     10.  Amendments to Article XI.  Section 11.13 of the Agreement is hereby
          -------------------------
amended by adding the following subsection:

          "(e) Immediately following the merger described in Section 11.13(b), LLC-I and AEG as the partners of Nuggets LP will amend the Amended and Restated Agreement of Limited partnership of The Denver Nuggets Limited Partnership dated as of October 20, 1989, to effect a reconstitution of LLC-I's 1.8% general partnership interest into a 1% general partnership interest and a .8% limited partnership interest in Nuggets LP."

     11.  Release of Guarantees and Indemnification.
          -----------------------------------------

          (a) Following the Closing, Purchasers shall use all reasonable efforts to obtain, or cause to be obtained, the release of AEG from its guarantees (i) under that certain Guaranty, dated November 14, 1997, of Ascent Arena Company's obligations under the Environmental Responsibility Agreement dated as of November 14, 1997 (as the same may from time to time be modified, extended or otherwise amended, the "Environmental Responsibility Agreement"), and (ii) under that certain Guaranty Agreement, dated as of November 1, 1997, of Ascent Arena Company's obligations under the Redevelopment Agreement dated as of November 1, 1997, by and between Ascent Arena Company and the Denver Urban Renewal Authority (as the same may from time to time be modified, extended or otherwise amended, the "Redevelopment Agreement"). For the avoidance of doubt, for purposes of the foregoing, reasonable efforts shall not require the execution of substitute guarantees in any form.
          (b) From the Closing until such time as the releases contemplated by
Section 11(a) are obtained, Purchasers shall cause Ascent Arena Company to indemnify and hold harmless the Seller Indemnitees for all Damages actually suffered or incurred by Seller as a result of Ascent Arena Company's breach of the Environmental Responsibility Agreement or the Redevelopment Agreement ocurring after the Closing Date. The procedures for indemnification set forth in Section 8.5 of the Agreement shall apply to any claims by Seller for indemnification under this Section 11(b).

     12.  Representations and Warranties.
          ------------------------------

          (a) The Original Purchasers and Colorado Sports each represent, warrant and covenant to Seller and LDA that, as of the date hereof, (i) each of the Original Purchasers and Colorado Sports has all power and authority to enter into this Amendment and to consummate the transactions contemplated hereby, (ii) this Amendment constitutes a legal, valid and binding agreement of each of the Original Purchasers and Colorado Sports, enforceable against each of them in accordance with its terms, and (iii) the execution, delivery and performance by the Original Purchasers and Colorado Sports of this Amendment does not and will not (x) contravene or conflict with the certificate of incorporation or bylaws of Colorado Sports or the limited liability company agreements of such other entities, (y) contravene or conflict with or constitute a violation of any Applicable Law binding upon or applicable to such entities, or (z) constitute a default under any contract, agreement or other commitment to which any such entity is a party or by which it is bound.

          (b) Seller hereby represents, warrants and covenants to the Original Purchasers and Colorado Sports that, as of the date hereof, (i) Seller has all power and authority to enter into this Amendment and to consummate the transactions contemplated hereby, (ii) the Amendment constitutes a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, and (iii) the execution, delivery and performance by Seller of this Amendment does not and will not (x) contravene or conflict with the certificate of incorporation or bylaws of Seller, (y) contravene or conflict with or constitute a violation of any Applicable Law binding upon or applicable to Seller, or (z) constitute a default under any contract, agreement or other commitment to which Seller is a party or by which it is bound.

     13.  Amendments to Schedules.  Schedule 6.7 to the Agreement shall be
          -----------------------
replaced in its entirety with new Schedule 6.7 attached as Exhibit I hereto.

     14.  Captions.  The captions in this Amendment are included for convenience
          --------
of reference and shall be ignored in the construction or interpretation hereof.

     15.  Severability.  If any provision of this Amendment, or the application
          ------------
thereof to any Person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Amendment and such provisions as applied to other Persons, places and circumstances shall remain in full force and effect only if, after excluding the portion deemed to be unenforceable, the remaining terms shall provide for the consummation of the transactions contemplated hereby in substantially the same manner as originally set forth at the later of the date this Amendment was executed or last amended.

     16.  Governing Law.  This Amendment shall be construed in accordance with
          -------------
and governed by the internal laws (without reference to choice or conflict of laws) of the State of Colorado.

     17.  Counterparts; Effectiveness.  This Amendment may be signed in any
          ---------------------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Except as expressly amended hereby, the terms and conditions of the Agreement shall remain in full force and effect. The Agreement, as amended by this Amendment, shall be binding upon the Parties hereto and their successors and permitted assigns. This Amendment shall be effective as of the date first written above.



                                   * * * * *

                         COUNTERPART SIGNATURE PAGE TO
         FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AMONG ASCENT
        ENTERTAINMENT GROUP, INC., LIBERTY DENVER ARENA LLC AND STURM
         SPORTS, LLC, STURM AVALANCHE, LLC, STURM NUGGETS, LLC, STURM
            ARENA, LLC AND COLORADO SPORTS AND ENTERTAINMENT, INC.

                         DATED AS OF OCTOBER __, 1999

     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized officers or managers as of the day and year first above written.

                              AEG:
                              ---

                              ASCENT ENTERTAINMENT GROUP, INC.,
                              a Delaware corporation


                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________


                              HC:
                              --

                              ASCENT SPORTS HOLDINGS, INC.,
                              a Delaware corporation


                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

                         COUNTERPART SIGNATURE PAGE TO
          FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AMONG ASCENT
            ENTERTAINMENT GROUP, INC., LIBERTY DENVER ARENA LLC AND
         STURM SPORTS, LLC, STURM AVALANCHE, LLC, STURM NUGGETS, LLC,
         STURM ARENA, LLC AND COLORADO SPORTS AND ENTERTAINMENT, INC.

                         DATED AS OF OCTOBER __, 1999

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or managers as of the day and year first above written.

                              STURM SPORTS:
                              ------------

                              STURM SPORTS, LLC,
                              a Delaware limited liability company:

                                By:  Sturm Sports Holdings, LLC


                                    By:_________________________________
                                      Donald L. Sturm,
                                      Managing Member

                              STURM AVALANCHE:
                              ---------------

                              STURM AVALANCHE, LLC,
                              a Delaware limited liability company:

                                By:  Sturm Sports Holdings, LLC


                                    By:_________________________________
                                      Donald L. Sturm,
                                      Managing Member


                         COUNTERPART SIGNATURE PAGE TO
          FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AMONG ASCENT
            ENTERTAINMENT GROUP, INC., LIBERTY DENVER ARENA LLC AND
         STURM SPORTS, LLC, STURM AVALANCHE, LLC, STURM NUGGETS, LLC,
         STURM ARENA, LLC AND COLORADO SPORTS AND ENTERTAINMENT, INC.

                         DATED AS OF OCTOBER __, 1999

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or managers as of the day and year first above written.

                         STURM NUGGETS:
                         -------------

                              STURM NUGGETS, LLC,
                              a Delaware limited liability company

                                By:  Sturm Sports Holdings, LLC

                                    By:_________________________________
                                      Donald L. Sturm,
                                      Managing Member

                              STURM ARENA:
                              -----------

                              STURM ARENA, LLC,
                              a Delaware limited liability company

                                By:  Sturm Sports Holdings, LLC

                                    By:_________________________________
                                      Donald L. Sturm,
                                      Managing Member


                              COLORADO SPORTS:
                              ---------------

                              COLORADO SPORTS AND
                              ENTERTAINMENT, INC.,
                              a Delaware corporation


                              By:_____________________________________
                                  Donald L. Sturm,
                                  President and Chief Executive Officer

                         COUNTERPART SIGNATURE PAGE TO
          FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AMONG ASCENT
            ENTERTAINMENT GROUP, INC., LIBERTY DENVER ARENA LLC AND
         STURM SPORTS, LLC, STURM AVALANCHE, LLC, STURM NUGGETS, LLC,
         STURM ARENA, LLC AND COLORADO SPORTS AND ENTERTAINMENT, INC.

                         DATED AS OF OCTOBER __, 1999

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or managers as of the day and year first above written.

                              LDA:
                              ---

                              LIBERTY DENVER ARENA LLC,
                              a Delaware limited liability company

                              By:  LMC Denver Arena, Inc.,
                                   a Delaware corporation, its sole member

                                    By:_________________________________
                                    Name:______________________________
                                    Title:_______________________________

                                 EXHIBIT I
                                 ---------